UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

IHEARTMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38987	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20880 Stone Oak Parkway
San Antonio, Texas 78258
(Address of principal executive offices)
Registrant’s telephone number, including area code: (210) 822-2828
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	IHRT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 13, 2025, iHeartMedia, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 105,769,813 shares of the Company’s Class A common stock were present electronically or represented by proxy at Annual Meeting, representing approximately 83.7% of the 126,376,383 shares of Class A common stock that were outstanding and entitled to vote at the Company’s Annual Meeting. The following are the voting results on proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement.

Proposal 1 — Election of Robert W. Pittman, James A. Rasulo, Richard J. Bressler, Samuel E. Englebardt, Robert Millard, Cheryl Mills, Graciela Monteagudo and Kamakshi Sivaramakrishnan to the Company’s Board of Directors, each for a one-year term ending at the 2026 Annual Meeting of Stockholders.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert W. Pittman	91,644,568	1,941,477	12,183,768
James A. Rasulo	87,598,217	5,987,828	12,183,768
Richard J. Bressler	88,941,023	4,645,022	12,183,768
Samuel E. Englebardt	87,602,900	5,983,145	12,183,768
Robert Millard	90,319,133	3,266,912	12,183,768
Cheryl Mills	87,271,408	6,314,637	12,183,768
Graciela Monteagudo	91,521,949	2,064,096	12,183,768
Kamakshi Sivaramakrishnan	91,485,768	2,100,277	12,183,768

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
104,874,849	819,846	75,118	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
68,566,011	25,004,190	15,844	12,183,768

Based on the foregoing votes, Robert W. Pittman, James A. Rasulo, Richard J. Bressler, Samuel E. Englebardt, Robert Millard, Cheryl Mills, Graciela Monteagudo and Kamakshi Sivaramakrishnan were elected as directors and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: May 19, 2025	By:	/s/ David Hillman
David Hillman
Executive Vice President, Chief Legal Officer and Secretary